FOR IMMEDIATE RELEASE: November 7, 2023 Centrus Makes First HALEU Delivery to U.S. Department of Energy BETHESDA, MD – Today, Centrus Energy Corp. announced that it has made its first delivery of High-Assay, Low-Enriched Uranium (HALEU) to the U.S. Department of Energy, completing Phase One of its contract with the Department by successfully demonstrating its HALEU production process. Centrus will now move on to Phase Two of the contract – requiring a full year of HALEU production at the rate of 900 kilograms per year at its American Centrifuge Plant in Piketon, Ohio. “Centrus is proud to be pioneering American HALEU production, with our first delivery of the fuel that is urgently needed to support the demonstration and commercialization of advanced reactors,” said Centrus President and CEO Daniel B. Poneman. “This critical milestone is essential to meeting the Department’s near-term HALEU needs, while laying the groundwork for the full restoration of America’s lost domestic uranium enrichment capacity. We are committed to working with the Department and industry to build a public-private partnership so that we can scale up production in the coming years to meet the full range of commercial and national security requirements for enriched uranium.” “Our HALEU team has worked exceptionally hard to complete this project ahead of schedule and under budget – showing we can execute on big, complicated projects and deliver value to our customers,” said Centrus Senior Vice President of Operations Larry Cutlip. “We are grateful to have had the opportunity to demonstrate and expand our capabilities and expertise over the course of this work and look forward to embarking on the next phase of this important effort.” Under a competitively awarded, cost-share contract signed with the U.S. Department of Energy in 2022, Centrus was required to begin production of HALEU by the end of this year. Centrus began enrichment operations in October – two months ahead of schedule. By completing delivery of more than 20 kilograms of HALEU to the Department, Centrus has finished Phase One of the contract. The Department takes delivery of the HALEU on site in Piketon and is obligated to provide the HALEU storage cylinders to collect the HALEU from the cascade; Centrus has constructed a storage facility where the HALEU will be kept until it is needed. Phase One included a 50 percent cost share requirement for Centrus, with the company and the Department each contributing about $30 million of the $60 million overall cost. In Phase Two of the contract, the Department will pay Centrus on a cost-plus incentive fee basis for the HALEU the company produces.

HALEU is an advanced nuclear fuel required for most of the next-generation reactor designs currently under development. The capacity of the 16-centrifuge cascade is modest – about 900 kilograms of HALEU per year – but with sufficient funding and offtake commitments, Centrus could significantly expand production. A full-scale HALEU cascade, consisting of 120 centrifuge machines, with a combined capacity to produce approximately 6,000 kilograms of HALEU per year (6 MTU/year), could be producing HALEU within 42 months after securing the necessary funding. With appropriate support, Centrus could add a second HALEU cascade six months later and subsequent cascades every two months after that. That would mobilize hundreds of union workers in Ohio to build and operate the plant, while supporting thousands of direct and indirect jobs across a nationwide manufacturing supply chain. The Piketon facility has ample space for the thousands of machines that will be needed to meet the growing demand for enriched uranium in the decades to come. About Centrus Energy Centrus Energy is a trusted supplier of nuclear fuel and services for the nuclear power industry. Centrus provides value to its utility customers through the reliability and diversity of its supply sources – helping them meet the growing need for clean, affordable, carbon-free electricity. Since 1998, the Company has provided its utility customers with more than 1,750 reactor years of fuel, which is equivalent to 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is also advancing the next generation of centrifuge technologies so that America can restore its domestic uranium enrichment capability in the future. Find out more at www.centrusenergy.com. Forward Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties, and other factors, which may be beyond our control. For Centrus Energy Corp., particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following which are, and may be, exacerbated by any worsening of the global business and economic environment as a result; risks related to component failure which prevent plant operations or HALEU production; risks related to the government’s inability to satisfy its obligations under the HALEU Operation Contract including supplying government furnished equipment under the HALEU Operation Contract and processing security clearances due to a government shutdown or other reasons; risks related to whether or when government funding or demand for high- assay low-enriched uranium (“HALEU”) for government or commercial uses will materialize; risks related to (i) our ability to perform and absorb costs under our agreement with the U.S. Department of Energy (“DOE”) to deploy and operate a cascade of centrifuges to demonstrate production of HALEU for advanced reactors (the “HALEU Operations Contract”), (ii) our ability to obtain contracts and funding to be able to continue operations and (iii) our ability to obtain and/or perform under other agreements; risks that (i) we may not obtain the full benefit of the HALEU Operation Contract and may not be able or allowed to operate the HALEU enrichment facility to produce HALEU after the completion of the HALEU Operation Contract or (ii) the HALEU enrichment facility may not be available to us as a future source of supply; risks related to actions, including reviews, that may be taken by the U.S. government, the Russian government, or other governments that could affect our ability to perform under our contractual obligations or the ability of our sources of supply to perform under their contractual obligations to us; risks related to uncertainty regarding our ability to commercially deploy a competitive enrichment technology; risks related to the fact that we face significant competition from major producers who may be less cost sensitive or are wholly or partially government owned; risks related to the impact of government regulation and policies including by the DOE and the U.S. Nuclear Regulatory Commission; and other risks and uncertainties discussed in this and our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our other filings with the SEC, including our Annual report on Form 10-K for the year ended December 31, 2022, and our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. ### Contacts: Investors: Dan Leistikow at LeistikowD@centrusenergy.com Media: Lindsey Geisler at GeislerLR@centrusenergy.com